UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2020

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

Item 1.01 - Entry Into a Material Definitive Agreement

The information reported in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2020, the full-time employment of Albert Parker, our Chief Operating Officer and Secretary, Tony Kalajian, our Chief Accounting Officer, and Lyndal Hesterberg, our Chief Scientific Officer, was terminated as part of a cost savings plan, and Mr. Parker, Mr. Kalajian, and Dr. Hesterberg (each an “Executive”) accepted our offer to continue to serve temporarily in their current positions on a part-time “at will” basis under the terms of a Reduction in Salary Agreement. We anticipate that the part-time employment of each Executive will terminate on December 18, 2020 but either we or any Executive may determine to terminate his part-time employment on an earlier date.

During the period of part-time employment, the Executive will receive 50% of his regular bi-weekly salary and will remain eligible to participate in Oncocyte’s employee benefit plans and Equity Incentive Plan, but will no longer accrue paid time off. The Executive’s salary deferral under the terms of his salary deferral agreement will end on September 28 and the Executive’s accrued deferred salary plus accrued interest will become payable on the earlier of the date provided in the Executive’s salary deferral agreement or the date of termination of the Executive’s employment.

The foregoing description of the terms of each Executive’s Reduction in Salary Agreement is a summary only, does not purport to be complete, and is qualified by the full text of the applicable Reduction in Salary Agreement filed as an Exhibit to this Report.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Reduction in Salary Agreement between OncoCyte Corporation and Albert Parker.

10.2	Reduction in Salary Agreement between OncoCyte Corporation and Lyndal Hesterberg

10.3	Reduction in Salary Agreement between OncoCyte Corporation and Tony Kalajian

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: September 28, 2020	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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